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                                                                    Exhibit 23.1


                         CONSENT OF INDEPENDENT AUDITORS

We consent to the use of our report dated January 16, 2003, with respect to the consolidated financial statements of United Microelectronics Corporation included in the Form 6-K for the year ended December 31, 2002 filed with the Securities and Exchange Commission.









 /s/ Diwan, Ernst & Young
-------------------------
Diwan, Ernst & Young
Taipei, Taiwan,
Republic of China
March 25, 2003